UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2012

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11216 Waples Mill Road, Suite 100
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

(877) 433-5638
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2012 Annual Meeting of stockholders (the “Annual Meeting”) of Geeknet, Inc. (the “Company”) held on May 10, 2012, the stockholders approved a proposal to amend the Company’s 2007 Equity Incentive Plan (the “Stock Plan”) solely to change the calculation of restricted stock units.

In addition, the stockholders approved the creation of an employee stock purchase plan (the “ESPP”). Under the ESPP, 100,000 shares of Company common stock are authorized for purchase, subject to adjustment for stock splits, combinations, stock dividends and similar capital reorganizations. Employees of the Company (including the Company’s named executive officers) are eligible to participate in the ESPP. Offers of shares to Company employees under the ESPP will be made at the direction of the Company’s Compensation Committee. Company shares may be offered for purchase at not less than the lesser of 95% of fair market value at the grant date of the purchase right or the last date of the ESPP offering. No employee is permitted to purchase shares of Company common stock through the ESPP with a value of more than $25,000 in any single calendar year.

The amendments to the Stock Plan and the ESPP, are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held the Annual Meeting on May 10, 2012. Stockholders of record at the close of business on March 15, 2012 (the “Record Date”) were entitled to vote at the Meeting. As of the Record Date, 6,393,452 shares of the Company’s Common Stock were entitled to vote. A total of 4,715,887 shares of the Company’s Common Stock (73.76%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated March 30, 2012.

Proposal 1: The Company’s stockholders elected nine directors to the Board to serve for a one year term until the 2013 annual meeting of stockholders. The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Kenneth G. Langone	3,130,247	71,146	1,514,494
Matthew C. Blank	3.144,490	56,903	1,514,494
Matthew Carey	3,166,806	34,587	1,514,494
Thomas Coughlin	3,165,608	35,785	1,514,494
Peter A. Georgescu	3,142,893	58,500	1,514,494
Sir Ronald Hampel	3,164,137	37,256	1,514,494
Frank A Riddick, III	3,143,414	57,979	1,514,494
Derek Smith	3,164,329	37,064	1,514,494
Michael Solomon	3,167,766	33,627	1,514,494
David B. Wright	3,143,489	57,594	1,514,494

Proposal 2: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
4,664,710	31,187	19,409	0

Proposal 3: The Company’s stockholders voted, on an advisory basis, to approve named executive compensation.

For	Against	Abstain	Broker Non-Votes
2,608,769	481,261	110,782	1,514,494

Proposal 4: As described in Item 5.02 above, the Company’s stockholders approved an amendment to the Company’s 2007 Equity Incentive Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,275,808	814,968	110036	1,514,494

Proposal 5: As described in Item 5.02 above, the Company’s stockholders approved creation of an employee stock purchase plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,090,964	10,504	99344	1,514,494

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1(1)	Amendments to 2007 Equity Incentive Plan
10.2(2)	Geeknet, Inc. 2012 Employee Stock Purchase Plan

(1)	Incorporated by reference from Appendix I of Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2012 (Commission file number 000-28369).
(2)	Incorporated by reference from Appendix II of Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2012 (Commission file number 000-28369).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/
Kathryn McCarthy Executive Vice President and Chief Financial Officer

Date:  May 16, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1(1)	Amendments to 2007 Equity Incentive Plan
10.2(2)	Geeknet, Inc. 2012 Employee Stock Purchase Plan

(1)	Incorporated by reference from Appendix I of Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2012 (Commission file number 000-28369).
(2)	Incorporated by reference from Appendix II of Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2012 (Commission file number 000-28369).